UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On May 8, 2013, iPass Inc. issued a press release announcing its first quarter 2013 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated May 8, 2013, announcing iPass Inc.’s First Quarter 2013 Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Darin R. Vickery
	Name:	Darin R. Vickery
	Title:	Vice President and Controller (Principal Financial Officer)

Dated: May 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 8, 2013, announcing iPass Inc.’s First Quarter 2013 Financial Results.

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